DIRECTION, INSTRUCTION AND CONSENT TO
                             FORBEARANCE BY TRUSTEE

      We, the undersigned Holders of the principal amount of the Concord Energy Incorporated 10 percent Notes ("Notes") identified below and issued pursuant to that certain Indenture of Trust between Concord Energy Incorporated ("Concord") and First Fidelity Bank, National Association, as Trustee, dated as of May 8, 1995, as amended as of April 30, 1997, October 31, 1997, and December 31, 1997, ("the Original Indenture") (capitalized terms shall have the meaning assigned to such terms in the Original Indenture) which amendments extended the maturity date of the Notes to February 27, 1998, hereby direct and instruct the Trustee to forbear and consent to forbearance by the Trustee until February 27, 1999, of any and all actions related to any failure by Concord to pay the principal and interest on the Notes when due and payable, including, but not limited to, any remedy provided for under the Original Indenture available to the Trustee or the Note Holders or at common law or equity and pursuant to Section 7.04 and 10.02(b)(c) and (e), waive any default with respect to failure to pay principal and interest on February 27, 1998, with the principal and interest to be paid on or before February 27, 1999, said waiver shall remain in effect until February 27, 1999. Interest shall continue to be otherwise payable in accordance with the terms of the Original Indenture.

      We further indemnify the Trustee in connection with any loss or liability, including reasonable expenses, arising as a result of this Direction, Instruction and Consent to Forbearance, except for any loss or liability incurred by the Trustee as a result of the Trustee's gross negligence or wilful misconduct. This Direction, Instruction and Consent to Forbearance is effective upon execution and shall bind any Note Holder who has consented thereto and any subsequent holder of the Note or a portion of a Note that evidences the same debt as the consenting holder's Note.

      The parties may sign any number of copies of this Consent and the Consent may be simultaneously executed in several counterparts, each signed copy shall be an original, but all of them together represent the same agreement.

By:/s/ Nunzio Locastro                  By:/s/ Joyce Marino
   ----------------------------------      ----------------------------------
   Nunzio Locastro   Date:___________      Joyce Marino         Date:________
     6 Warwick Road                          32 East River Road
     East Brunswick, NJ 08816                Rumson, NJ 07760

     Principal Amount: $70,000               Principal Amount: $200,000

By:/s/ Madeline Stabile                 By:/s/ Gerald Chiara
   ----------------------------------      ----------------------------------
   Madeline Stabile  Date:___________      Gerald Chiara        Date:________
     Foundation, Inc.                        94 Boulevard
     2 Claridge Drive                        Mountain Lakes, NJ 07046
     Claridge House 2, Apt 11LE
     Verona, JN 07044                        Principal Amount: $50,000

     Principal Amount: $1,075,000

By:/s/ Vincent A. Stabile               By:/s/ Jadwiga Z. Mues Trust
   ----------------------------------      ----------------------------------
   Vincent A. Stabile   Date:________      Jadwiga Z. Mues Trust  Date:______
     Trustee UTC 7185                        Jadwiga Z. Mues TTEE DTD
     2 Claridge Drive                            8/31/95
     Claridge House 2, Apt. 11LE             1211 Gulf of Mexico Drive
     Verona, NJ 07044                        Apt. 210
                                             Long Boat Key, FL 34228
     Principal Amount: $400,000
                                             Principal Amount $30,000

By:/s/ Vincent Calarino                 By:/s/ Fong Mei Chang
   ----------------------------------      ----------------------------------
   Vincent Calarino    Date:2/27/98        Fong Mei Chang       Date: 2/27/98
     4361 G 40 Thatian Gardens               6317 Sun High Drive
     Holiday, FL 34691                       Newport Richey, FL 34655

     Principal Amount $20,000                Principal Amount: $90,000

By:/s/ Lewco Securities                 By:/s/ Peter Balner & Tammy Balner
   ----------------------------------      ----------------------------------
   Lewco Securities      Date:2/25/98          Date:2/26/98
     A/C Schroder Inc.                     Peter Balner & Tammy Balner JT WROS
     Harborside Plaza 401, Plaza 3           P. O. Box 2709
     Jersey City, NJ 07311                   Watchung, NJ 07060

     Principal Amount: $70,000               Principal Amount: $100,000

By:/s/ Mel Schlesinger                  By:/s/ Lewis Coveler
   ----------------------------------      ----------------------------------
   Mel Schlesinger    Date:2/27/98         Lewis Coveler    Date:2/27/98
     33 Ethan Allen Dr.                    /s/ Linda Coveler
     Cranbury, NJ 08512                    ----------------------------------
                                           Linda Coveler JT WROS
     Principal Amount: $100,000              2640 Talbot
                                             Houston, TX 77005

                                             Principal Amount: $50,000

By:/s/ Agnes J. Hendry                  By:/s/ Maria Winter Cust
   ----------------------------------      ----------------------------------
   Agnes J. Hendry    Date:___________     Maria Winter Cust    Date: 2/26/98
     1430 Rahway Road                        for Eric M. Winter
     Scotch Plains, NJ 07076-9998            Old Army Post Road
                                             Morristown, NJ 07960
     Principal Amount: $20,000
                                             Principal Amount: $5,000

By:/s/ Harry Hart                       By:/s/ Hans Lerch
   ----------------------------------      ----------------------------------
   Harry Hart            Date: 2/27/98     Hans Lerch           Date:________
     9600 S. Ocean Dr.#1403                  198 High Street
     Jensen Beach, FL 34957                  Manchester, CT 06040

     Principal Amount: $25,000               Principal Amount: $50,000

By:/s/ Joel Kaplan                      By:/s/ Janice F. Dlugi
   ----------------------------------      ----------------------------------
   Joel Kaplan         Date: 2/27/98       Janice F. Dlugi      Date: 2/27/98
   /s/ Rochelle Kaplan                       8 Barberry Row
   ----------------------------------        Chester, NJ 07930
     Rochelle Kaplan JT WROS
     23 Redgrave Avenue                      Principal Amount: $25,000
     Staten Island, NY 10306

     Principal Amount: $75,000

By:/s/ Mary Novak                       By:/s/ William L. Lurie
   ----------------------------------      ----------------------------------
   Mary Novak           Date: 2/26/98      William L. Lurie     Date: 2/28/98
     587 7th Street                          93 Taylor Lane
     Brooklyn, NY 11215                      Harrison, NY 10528

     Principal Amount: $165,000              Principal Amount: $25,000

By:/s/ Art Weber                        By:/s/ Walter W. Peine
   ----------------------------------      ----------------------------------
   Art Weber    Date:____________          Walter W. Peine       Date: 3/2/98
   /s/ Gail Weber                            667 W. 161st Apt. 5B
   ----------------------------------        New York, NY 10032
     Gail Weber JT WROS
     28 Chamberlain Road                     Principal Amount: $35,000
     Flemington, NJ 08822

     Principal Amount: $20,000

By:/s/ Deral Knight
   ----------------------------------
   Deral Knight          Date: 3/1/98
     P. O. Box 8190
     Horseshoe Bay, Texas 78657

     Principal Amount: $220,000


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